                                                                     Exhibit 4.7


                          REGIONS FINANCIAL CORPORATION

                                       TO

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Trustee

                                    INDENTURE

                            Dated as of May 15, 2002

                          SUBORDINATED DEBT SECURITIES

                                TABLE OF CONTENTS



ARTICLE I.            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........1

   Section 101        Definitions.....................................................1
   Section 102        Compliance Certificates and Opinions...........................11
   Section 103        Form of Documents Delivered to Trustee.........................11
   Section 104        Acts of Holders................................................11
   Section 105        Notices, etc., the Trustee and Company.........................13
   Section 106        Notice to Holders; Waiver......................................14
   Section 107        Effect of Headings and Table of Contents.......................14
   Section 108        Successors and Assigns.........................................15
   Section 109        Separability Clause............................................15
   Section 110        Benefits of Indenture..........................................15
   Section 111        No Personal Liability..........................................15
   Section 112        Governing Law..................................................15
   Section 113        Legal Holidays.................................................15

ARTICLE II.           SECURITIES FORMS...............................................16

   Section 201        Forms of Securities............................................16
   Section 202        Form of Trustee's Certificate of Authentication................16
   Section 203        Securities Issuable in Global Form.............................17

ARTICLE III.          THE SECURITIES.................................................17

   Section 301        Amount Unlimited; Issuable in Series...........................17
   Section 302        Denominations..................................................21
   Section 303        Execution, Authentication, Delivery and Dating.................21
   Section 304        Temporary Securities...........................................22
   Section 305        Registration, Registration of Transfer and Exchange............24
   Section 306        Mutilated, Destroyed, Lost and Stolen Securities...............26
   Section 307        Payment of Interest; Interest Rights Preserved.................27
   Section 308        Persons Deemed Owners..........................................29
   Section 309        Cancellation...................................................30
   Section 310        Computation of Interest........................................30
   Section 311        Deferrals of Interest Payment Dates............................30
   Section 312        Right of Set-Off...............................................31
   Section 313        Agreed Tax Treatment...........................................31
   Section 314        CUSIP Numbers..................................................31
   Section 315        Shortening of Stated Maturity..................................32

ARTICLE IV.           SATISFACTION AND DISCHARGE.....................................32

   Section 401        Satisfaction and Discharge of Indenture........................32
   Section 402        Application of Trust Funds.....................................33

Article V.            REMEDIES.......................................................33

   Section 501        Events of Default..............................................33
   Section 502        Acceleration of Maturity; Rescission and Annulment.............35
   Section 503        Collection of Indebtedness and Suits for Enforcement by
                      Trustee........................................................36
   Section 504        Trustee May File Proofs of Claim...............................36
   Section 505        Trustee May Enforce Claims Without Possession of Securities
                      or Coupons.................................................... 37
   Section 506        Application of Money Collected.................................37
   Section 507        Limitation on Suits............................................38
   Section 508        Unconditional Right of Holders to Receive Principal, Premium
                      or Make-Whole Amount, if any, Interest and Additional Amounts;
                      Direct Action by Holders of Preferred Securities...............38
   Section 509        Restoration of Rights and Remedies.............................38
   Section 510        Rights and Remedies Cumulative.................................39
   Section 511        Delay or Omission Not Waiver...................................39
   Section 512        Control by Holders of Securities...............................39
   Section 513        Waiver of Past Defaults........................................39
   Section 514        Waiver of Stay, Usury or Extension Laws........................40
   Section 515        Undertaking for Costs..........................................40

ARTICLE VI.           THE TRUSTEE....................................................40

   Section 601        Notice of Defaults.............................................40
   Section 602        Certain Duties, Responsibilities and Rights of Trustee.........40
   Section 603        Not Responsible for Recitals or Issuance of Securities.........42
   Section 604        May Hold Securities............................................42
   Section 605        Money Held in Trust............................................42
   Section 606        Compensation and Reimbursement.................................42
   Section 607        Corporate Trustee Required; Eligibility........................43
   Section 608        Resignation and Removal; Appointment of Successor..............43
   Section 609        Acceptance of Appointment By Successor.........................44
   Section 610        Merger, Conversion, Consolidation or Succession to Business....45
   Section 611        Appointment of Authenticating Agent............................45
   Section 612        Certain Duties and Responsibilities............................46
   Section 613        Conflicting Interests..........................................46
   Section 614        Preferential Collection of Claims Against Company..............47

ARTICLE VII.          HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..............47

   Section 701        Disclosure of Names and Addresses of Holders...................47
   Section 702        Reports by Trustee.............................................47
   Section 703        Reports by Company.............................................47
   Section 704        Company to Furnish Trustee Names and Addresses of Holders......48

ARTICLE VIII.         CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE...............48

   Section 801        Consolidations and Mergers of Company and Sales, Leases and
                      Conveyances Permitted Subject to Certain Conditions............48
   Section 802        Rights and Duties of Successor Corporation.....................49
   Section 803        Officers' Certificate and Opinion of Counsel...................49

ARTICLE IX.           SUPPLEMENTAL INDENTURES........................................49

   Section 901        Supplemental Indentures Without Consent of Holders.............49
   Section 902        Supplemental Indentures with Consent of Holders................50
   Section 903        Execution of Supplemental Indentures...........................52
   Section 904        Effect of Supplemental Indentures..............................52
   Section 905        Conformity with Trust Indenture Act............................52
   Section 906        Reference in Securities to Supplemental Indentures.............52
   Section 907        Notice of Supplemental Indentures..............................52
   Section 908        Subordination Unimpaired.......................................52

ARTICLE X.            COVENANTS......................................................53

   Section 1001       Payment of Principal, Premium or Make-Whole Amount, if any,
                      Interest and Additional Amounts................................53
   Section 1002       Maintenance of Office or Agency................................53
   Section 1003       Money for Securities Payments to Be Held in Trust..............54
   Section 1004       Restrictions During Extension Period...........................55
   Section 1005       Existence......................................................56
   Section 1006       Maintenance of Properties......................................56
   Section 1007       [Reserved].....................................................56
   Section 1008       Payment of Taxes and Other Claims..............................56
   Section 1009       Provision of Financial Information.............................56
   Section 1010       Statement as to Compliance.....................................56
   Section 1011       Additional Amounts.............................................57
   Section 1012       Waiver of Certain Covenants....................................57
   Section 1013       Additional Sums................................................58
   Section 1014       Additional Covenants...........................................58
   Section 1015       Original Issue Discount........................................59

ARTICLE XI.           REDEMPTION OF SECURITIES.......................................59

   Section 1101       Applicability of Article.......................................59
   Section 1102       Election to Redeem; Notice to Trustee..........................59
   Section 1103       Selection by Trustee of Securities to Be Redeemed..............59
   Section 1104       Notice of Redemption...........................................60
   Section 1105       Deposit of Redemption Price....................................61
   Section 1106       Securities Payable on Redemption Date..........................61
   Section 1107       Securities Redeemed in Part....................................62
   Section 1108       Right of Redemption of Securities Initially Issued to a
                      Regions Trust................................................  62

ARTICLE XII.          SINKING FUNDS..................................................62

   Section 1201       Applicability of Article.......................................62
   Section 1202       Satisfaction of Sinking Fund Payments with Securities..........63
   Section 1203       Redemption of Securities for Sinking Fund......................63

ARTICLE XIII.         REPAYMENT AT THE OPTION OF HOLDERS.............................63

   Section 1301       Applicability of Article.......................................63
   Section 1302       Repayment of Securities........................................63
   Section 1303       Exercise of Option.............................................64
   Section 1304       When Securities Presented for Repayment Become Due and
                      Payable........................................................64
   Section 1305       Securities Repaid in Part......................................65

Article XIV.          DEFEASANCE AND COVENANT DEFEASANCE.............................65

   Section 1401       Applicability of Article; Company's Option to Effect
                      Defeasance or Covenant Defeasance..............................65
   Section 1402       Defeasance and Discharge.......................................65
   Section 1403       Covenant Defeasance............................................66
   Section 1404       Conditions to Defeasance or Covenant Defeasance................66
   Section 1405       Deposited Money and Government Obligations to Be Held in
                      Trust; Other Miscellaneous Provisions..........................68
   Section 1406       Reinstatement..................................................68

ARTICLE XV.           MEETINGS OF HOLDERS OF SECURITIES..............................69

   Section 1501       Purposes for Which Meetings May Be Called......................69
   Section 1502       Call, Notice and Place of Meetings.............................69
   Section 1503       Persons Entitled to Vote at Meetings...........................69
   Section 1504       Quorum; Action.................................................70
   Section 1505       Determination of Voting Rights; Conduct and Adjournment of
                      Meetings.......................................................70
   Section 1506       Counting Votes and Recording Action of Meetings................71
   Section 1507       Evidence of Action Taken by Holders............................71
   Section 1508       Proof of Execution of Instruments..............................72

ARTICLE XVI.          CONVERSION OR EXCHANGE OF SECURITIES...........................72

   Section 1601       Applicability of Article.......................................72
   Section 1602       Election to Exchange; Notice to Trustee and Holders............72
   Section 1603       No Fractional Shares...........................................72
   Section 1604       Adjustment of Exchange Rate....................................72
   Section 1605       Payment of Certain Taxes Upon Exchange.........................73
   Section 1606       Shares Free and Clear..........................................73
   Section 1607       Cancellation of Security.......................................73
   Section 1608       Duties of Trustee Regarding Exchange...........................73
   Section 1609       Repayment of Certain Funds Upon Exchange.......................74
   Section 1610       Exercise of Conversion Privilege...............................74
   Section 1611       Effect of Consolidation or Merger on Conversion Privilege......75

ARTICLE XVII.         SUBORDINATION..................................................76

   Section 1701       Agreement to Subordinate.......................................76
   Section 1702       Liquidation; Dissolution; Bankruptcy...........................76
   Section 1703       Default on Senior Debt.........................................77
   Section 1704       Acceleration of Securities.....................................77
   Section 1705       When Distribution Must Be Paid Over............................77
   Section 1706       Notice by Company..............................................78
   Section 1707       Subrogation....................................................78
   Section 1708       Relative Rights................................................78
   Section 1709       Subordination May Not Be Impaired By Company...................78
   Section 1710       Distribution or Notice to Representative.......................78
   Section 1711       Rights of Trustee and Paying Agent.............................78
   Section 1712       Payment Permitted in Certain Situations........................79
   Section 1713       Trustee to Effectuate Subordination............................79
   Section 1714       Reliance on Judicial Order or Certificate of Liquidating
                      Agent..........................................................79
   Section 1715       Article Applicable to Paying Agents............................79

EXHIBIT A-1           FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED TO
                      RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST PAYABLE
                      PRIOR TO THE EXCHANGE DATE CERTIFICATE

EXHIBIT A-2         FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
                    CLEARSTREAM IN CONNECTION WITH THE EXCHANGE OF A PORTION
                    OF A TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                    PAYABLE PRIOR TO THE EXCHANGE DATE CERTIFICATE

EXHIBIT B           FORM OF EXCHANGE RATE OFFICER'S CERTIFICATE

                          REGIONS FINANCIAL CORPORATION

Reconciliation and tie between Trust Indenture Act of 1939, as amended (the "TIA"), and Indenture, dated as of May 15, 2002

           ......................................................Indenture
Trust Indenture Act Section........................................Section


Section 310   (a)(1)...................................................607
              (a)(2)...................................................607
              (b)......................................................613
Section 312   (c)......................................................701
Section 314   (a)......................................................703
              (a)(4)..................................................1010
              (c)(1)...................................................102
              (c)(2)...................................................102
              (e)......................................................102
Section 315   (b)......................................................601
Section 316   (a)(last sentence).......................................101
              .............................................("Outstanding")
              (a)(1)(A)...........................................502, 512
              (a)(1)(B)................................................513
              (b)......................................................508
Section 317   (a)(1)...................................................503
              (a)(2)...................................................504
Section 318   (a)......................................................112
              (c)......................................................112

        Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

        Attention should also be directed to Section 318(c) of the TIA, which provides that the provisions of Sections 310 to and including 317 of the TIA are a part of and govern every qualified indenture, whether or not physically contained therein.

                                    INDENTURE


        INDENTURE, dated as of May 15, 2002, between REGIONS FINANCIAL CORPORATION, a Delaware corporation (hereinafter called the "Company"), having its principal office at 417 North 20th Street, Birmingham, Alabama 35203 and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Trustee hereunder (hereinafter called the "Trustee"), having its Corporate Trust Office at c/o DB Services New Jersey, Inc., 100 Plaza One, Mail Stop JCY03-0603, Jersey City, New Jersey 07311.

                             RECITALS OF THE COMPANY

        The Company deems it necessary to issue from time to time for its lawful purposes its debt securities in series (hereinafter called the "Securities") of substantially the tenor hereinafter provided evidencing its unsecured and subordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to aggregate principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed therefor as hereinafter provided.

        All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

     ARTICLE I.     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

        SECTION 101         DEFINITIONS.

        For all purposes of this Indenture, except as otherwise expressly provided or the context otherwise requires:

        (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

        (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in Trust Indenture Act Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

        (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

        (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        Certain terms, used principally in Article Three, Article Five, Article Six and Article Ten, are defined in those Articles. In addition, the following terms shall have the indicated respective meanings:

        "Act" has the meaning specified in Section 104.

        "Additional Amounts" means any additional amounts which are required by a Security, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders in order that they receive the amount they would have received as if such taxes had not been imposed.

        "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

        "Additional Sums" has the meaning specified in Section 1013.

        "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which a Regions Trust has become subject from time to time as a result of a Tax Event.

        "Administrative Trustee" means, in respect of a Regions Trust, each Person identified as an "Administrative Trustee" in the related Trust Agreement, solely in such Person's capacity as Administrative Trustee of such Regions Trust under such Trust Agreement and not in such Person's individual capacity, or any successor Administrative Trustee appointed as therein provided.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, no Regions Trust to which Securities have been issued shall be deemed to be an Affiliate of the Company. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 611.

        "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

        "Bankruptcy Law" has the meaning specified in Section 501.

        "Bearer Security" means a Security issued hereunder which is payable to bearer.

        "Board of Directors" means the Board of Directors of the Company, the executive committee or any other committee or director of that board duly authorized to act for it in respect hereof.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or a committee to which authority to act on behalf of the Board of Directors has been lawfully delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close, or, with respect to the Securities of a series initially issued to a Regions Trust, the principal office of the Property Trustee under the related Trust Agreement, is closed for business.

        "Capital Treatment Event" means the reasonable determination by the Company that, as a result of the occurrence of any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision thereof or therein or any rules, guidelines or policies of the Federal Reserve, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, regulations, rules, guidelines or policies, which amendment or change is effective or which proposed change, pronouncement, action or decision is announced on or after the date of issuance of the Preferred Securities under the Declaration, there is more than an insubstantial risk that the Company will not be entitled to treat an amount equal to the liquidation amount of the Preferred Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the risk-based capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Company.

        "Clearstream" means Clearstream Banking, societe anonyme or its successor.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

        "Common Depository" has the meaning specified in Section 304(b).

        "Common Securities" means the undivided common beneficial interests in the Regions Trusts.

        "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

        "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by an officer of the Company, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

        "Conversion Event" means the cessation of use of (i) a Foreign Currency (other than as otherwise provided with respect to a Security pursuant to Section
301) as provided by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or (ii) any currency unit (or composite currency) for the purposes for which it was established.

        "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at c/o DB Services New Jersey, Inc., 100 Plaza One, Mail Stop JCY03-0603, Jersey City, New Jersey 07311, or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.

        "Corporation" includes corporations, associations, companies and business trusts.

        "Coupon" means any interest coupon appertaining to a Bearer Security.

        "Custodian" has the meaning set forth in Section 501.

        "Debt" means the principal, premium, if any, unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of the following indebtedness of the Company, whether any such indebtedness exists as of the date of the Indenture or is created, incurred or assumed after such date:

               (i) any debt (a) for money borrowed, or (b) evidenced by a bond, note, debenture, or similar instrument (including purchase money obligations) whether or not given in connection with the acquisition of any business, property or assets, whether by purchase, merger, consolidation or otherwise, but shall not include any account payable or other obligation created or assumed in the ordinary course of business in connection with the obtaining of materials or services, or (c) which is a direct or indirect obligation which arises as a result of banker's acceptances or bank letters of credit issued to secure obligations of the Company, or to secure the payment of revenue bonds issued for the benefit of the Company, whether contingent or otherwise;

               (ii) any debt of others described in the preceding clause (i) which the Company has guaranteed or for which it is liable;

               (iii indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Company;

               (iv) the obligation of the Company, as lessee under any lease of property that is or is required to be reflected on the Company's balance sheet as a capitalized lease in accordance with GAAP; and

               (v) any deferral, amendment, renewal, extension, supplement, modification or refunding of any liability of the kind described in any of the preceding clauses (i) through (iv);

provided, however, that, in computing indebtedness of the Company, there shall be excluded any particular indebtedness if, (i) upon or prior to the maturity thereof, there shall have been deposited with an unaffiliated depository in trust money (or evidence of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due (or if applicable, as it may be redeemed prior to its stated maturity in accordance with the terms, if any, regarding early redemption set forth in the instrument governing such indebtedness), and the amount so deposited shall not be included in any computation of the assets of the Company and (ii) prior to such deposit the Company shall deliver an Officers' Certificate to the Trustee which shall certify that such amount has been so deposited with such depository.

        "Defaulted Interest" has the meaning specified in Section 307.

        "Depository" when used with respect to the Securities of or within any series issuable or issued in whole or in part in global form, means the Person designated as Depository by the Company pursuant to Section 301 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depository hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

        "Distributions," with respect to the Trust Securities issued by a Regions Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

        "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

        "DTC" means The Depository Trust Company.

        "Euroclear" means Euroclear Bank S.A. or its successor as operator of the Euroclear System.

        "Event of Default" has the meaning specified in Section 501.

        "Expiration Date" means any date designated as such pursuant to Section 104(h) hereof.

        "Extension Period" has the meaning specified in Section 311.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

        "Exchange Rate Agent" unless otherwise specified with respect to Securities of or within any series pursuant to Section 301, means a bank designated as such in accordance with Section 301 (which may include any such bank acting as Trustee).

        "Exchange Rate Officer's Certificate" means a certificate in the form attached as Exhibit B setting forth (i) the applicable market exchange rate or the applicable bid quotation and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount in the relevant currency or currency unit), payable with respect to a Security of any series on the basis of such market exchange rate or the applicable bid quotation, signed by the Chief Financial Officer, Treasurer, or any Vice President of the Company.

        "Foreign Currency" means any currency, currency unit or composite currency issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

        "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

        "Government Obligations" means securities which are (i) direct obligations of the United States of America or, if specified as contemplated by
Section 301, the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or, if specified as contemplated by Section 301, such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

        "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

        "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

        "Interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1011, includes such Additional Amounts.

        "Interest Payment Date" means, when used with respect to any Security, the Stated Maturity of an installment of interest on such Security.

        "Investment Company Event" means the receipt by a Regions Trust of an Opinion of Counsel to the Company experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that such Regions Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Preferred Securities issued by such Regions Trust.

        "Make-Whole Amount" means the amount, if any, in addition to principal which is required by a Security, under the terms and conditions specified therein or as otherwise specified as contemplated by Section 301, to be paid by the Company to the Holder thereof in connection with any optional redemption or accelerated payment of such Security.

        "Maturity" means, when used with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment, repurchase or otherwise.

        "Officers' Certificate" means a certificate signed by an officer of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

        "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel satisfactory to the Trustee.

        "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

        "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount and the required currency has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or other provision therefor satisfactory to the Trustee has been made;

               (iii) Securities, except solely to the extent provided in Sections 1402 or 1403, as applicable, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen;

               (iv) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

               (v) Securities converted or exchanged into other securities or property of the Company pursuant to or in accordance with this Indenture if the terms of such Securities provide for convertibility or exchange pursuant to Section 301; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Trust Indenture Act Section 313, (a) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (b) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officer's Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (a) above) of such Security,
        (c) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Indexed Security pursuant to Section 301, and (d) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium or Make-Whole Amount, if any), interest or any other payments on any Securities, or coupons on behalf of the Company, or if no such Person is authorized, the Company.

        "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment" means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium or Make-Whole Amount, if any) interest, and any other payment on such Securities are payable as specified as contemplated by Sections 301 and 1002.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains.

        "Preferred Securities" means undivided preferred beneficial interests in the Regions Trusts.

        "Principal Subsidiary Bank" means any Subsidiary Bank, the consolidated assets of which constitute 50% or more of the consolidated assets of the Company.

        "Property Trustee" means, in respect of any Regions Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Regions Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

        "Redemption Date" means, when used with respect to any security to be redeemed in whole or in part, the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price" means, when used with respect to any Security to be redeemed in whole or in part, the price at which it is to be redeemed pursuant to this Indenture.

        "Regions Guarantee" means the guarantee by the Company of distributions on the Preferred Securities of a Regions Trust to the extent provided in a guarantee agreement.

        "Regions Trust" means one or more business trusts, partnerships or limited liability companies created by the Company for the purpose of issuing undivided beneficial interests therein in connection with the purchase of Securities under this Indenture.

        "Registered Security" means any Security which is registered in the Security Register.

        "Regular Record Date" for the installment of interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

        "Repayment Date" means, when used with respect to any Security to be repaid or repurchased at the option of the Holder, the date fixed for such repayment or repurchase by or pursuant to this Indenture.

        "Repayment Price" means, when used with respect to any Security to be repaid or purchased at the option of the Holder, the price at which it is to be repaid or repurchased pursuant to this Indenture.

        "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

        "Responsible Officer" means, with respect to the Trustee, any officer within the Corporate Trust Office including any vice president, assistant vice president, managing director, assistant treasurer, secretary, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by the Commission.

        "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of or within any series as to which such Person is not Trustee.

        "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

        "Senior Debt" means the principal, premium, if any, unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of (i) Debt and (ii) all obligations to make payment pursuant to the terms of financial instruments, such as (x) securities contracts and foreign currency exchange contracts, (y) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity option contracts, and (z) in the case of both (x) and (y) above, similar financial instruments, in each case, whether any such indebtedness exists as of the date of the Indenture or is created, incurred or assumed after such date and any such obligation of another Person the payment of which, in either case, the Company has guaranteed or for which the Company is responsible or liable, directly or indirectly, as obligor or otherwise; provided, however, that, in any event, Senior Debt shall not include (1) any such indebtedness, obligation or liability referred to in clauses (i) through
(v) of the definition of Debt as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligation or liability is not superior in right of payment to the Securities, or ranks pari passu with the Securities, (2) the Securities, (3) any Debt of the Company which when incurred and without respect to any election under Section 1111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Company, (4) any Debt of the Company for wages or bank deposits payable to the Company's executive officers and directors; (5) any Debt to any employee of the Company, and (6) all other indebtedness of the Company sold to any Subsidiary of the Company, including any limited liability companies, partnerships or trusts established or to be established by the Company, in each case where such Subsidiary is a financing entity of the Company in connection with the issuance by such financing entity of securities that are similar to the Preferred Securities.

        "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act) of the Company. The term Significant Subsidiary shall not include any Regions Trust, but shall in any event include any Principal Subsidiary Bank.

        "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.

        "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

        "Subsidiary" means, with respect to any Person, (a) any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by such Person, or (b) any other Person which is otherwise controlled by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, or other similar entity whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

        "Subsidiary Bank" means any Subsidiary of the Company which is a bank or trust company organized and doing business under any state or federal law.

        "Tax Event" means the receipt by a Regions Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities of such Regions Trust, there is more than an insubstantial risk that (i) such Regions Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Company to such Regions Trust, (ii) interest payable by the Company or original issue discount on such corresponding series of Securities is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes or (iii) such Regions Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

        "Trust Agreement" means the Declaration of Trust (or an Amended and Restated Trust Agreement) under which a Regions Trust is created (or continued) and providing for the issuance of Trust Securities by such Regions Trust, as amended from time to time.

        "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

        "Trust Securities" means, collectively, the Common Securities and the Preferred Securities.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of or within any series shall mean only the Trustee with respect to the Securities of that series.

        "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

        "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state or the District of Columbia or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

        "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent predetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

        SECTION 102         COMPLIANCE CERTIFICATES AND OPINIONS.

        Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including covenants, compliance with which constitute conditions precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates delivered pursuant to Section 1010) shall include:

        (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

        (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        SECTION 103         FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        SECTION 104         ACTS OF HOLDERS.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, whether in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 612) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

        (c) The ownership of Registered Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

        (d) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank, banker or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
(4) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

        (e) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

        (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

        (g) The Trustee may, in its sole discretion, set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default,
(ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

        (h) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

        Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

        SECTION 10          NOTICES, ETC., THE TRUSTEE AND COMPANY.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with,

        (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust and Agency Services, or

        (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

        SECTION 106         NOTICE TO HOLDERS; WAIVER.

        Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

        If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable or unreliable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

        Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities, and if the Securities of such series are listed on any stock exchange outside the United States, in any place at which such Securities are listed on a securities exchange to the extent that such securities exchange so requires, on a Business Day, such publication to be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

        If by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to any particular Holder of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

        Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        All notices, requests and other communications to the Trustee shall be in writing (including telecopy or similar writing or other electronic communication acceptable to the Trustee) and shall be given to the Trustee, addressed to it at the Corporate Trust Office of the Trustee.

        SECTION 107         EFFECT OF HEADINGS AND TABLE OF CONTENTS.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 108         SUCCESSORS AND ASSIGNS.

        All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

        SECTION 109         SEPARABILITY CLAUSE.

        In case any provision in this Indenture or in any Security or coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 110         BENEFITS OF INDENTURE.

        Nothing in this Indenture or in the Securities or coupons appertaining thereto, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder, the holders of Senior Debt and the Holders and, to the extent expressly provided in any Trust Agreement, the Holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        SECTION 111         NO PERSONAL LIABILITY.

        No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

        SECTION 112         GOVERNING LAW.

        This Indenture and the Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions and any provisions of this Indenture that are not permitted by the provisions of the TIA shall be deemed to be deleted or modified to the extent such provisions are required to be deleted or modified for the Indenture to be qualified under the TIA.

        SECTION 113         LEGAL HOLIDAYS.

        In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security or the last date on which a Holder has the right to convert or exchange a Security at a particular conversion or exchange price shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium or Make-Whole Amount, if any) need not be made at such Place of Payment on such date and conversion or exchange need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity or on such last day for conversion or exchange, provided that so long as such payment is made on the next succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity or on such last day for conversion or exchange, as the case may be, to such next succeeding Business Day, notwithstanding the foregoing, if such succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity or on such last day for conversion or exchange, as the case may be).


                           ARTICLE II SECURITIES FORMS

        SECTION 201         FORMS OF SECURITIES.

        The Registered Securities, if any, of each series and the Bearer Securities, if any, and related coupons of each series, shall be in substantially the forms as shall be established in or pursuant to one or more indentures supplemental hereto or Board Resolutions, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed or Depository therefor, or to conform to usage. If temporary Securities of any series are issued as permitted by Section 304, the form thereof also shall be established as provided by the preceding sentence. If the forms of Securities and coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or coupons, if any, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

        Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

        The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

        Securities distributed to holders of book-entry Preferred Securities shall be distributed in the form of one or more global securities registered in the name of a depositary or its nominee, and deposited with the Security Registrar, as custodian for such depositary, or held by such depositary, for credit by the depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Securities distributed to holders of Preferred Securities other than book-entry Preferred Securities shall not be issued in the form of a global security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

        SECTION 202         FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

        Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS, AS TRUSTEE

                                   By:
                                      ------------------------------------
                                       Authorized Officer



         SECTION 203        SECURITIES ISSUABLE IN GLOBAL FORM.

If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon written instruction given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

        The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

        Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium or Make-Whole Amount and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

        Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or Clearstream.

                          ARTICLE III. THE SECURITIES

        SECTION 301         AMOUNT UNLIMITED; ISSUABLE IN SERIES.

        The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

        The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, or indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (15) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of or within the series when issued from time to time):

        (1) the title of the Securities of or within the series (which shall distinguish the Securities of such series from all other series of Securities);

        (2) any limit upon the aggregate principal amount of the Securities of or within the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of or within the series pursuant to Section 304, 305, 306, 906, 1107, or 1305);

        (3) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of or within the series shall be payable and the amount of principal payable thereon;

        (4) the rate or rates (which may be fixed or variable) at which the Securities of or within the series shall bear interest, if any, and Additional Interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months and whether any such interest payments may be deferred and the duration of the related Extension Period;

        (5) the place or places, if any, other than or in addition to the City of Birmingham, Alabama or the Borough of Manhattan, The City of New York, where the principal of (and premium or Make-Whole Amount, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of or within the series shall be payable, any Registered Securities of or within the series may be surrendered for registration of transfer, exchange or conversion and notices or demands to or upon the Company in respect of the Securities of or within the series and this Indenture may be served;

        (6) the period or periods within which, the price or prices (including the premium or Make-Whole Amount, if any) at which, the currency or currencies, currency unit or units or composite currency or currencies in which and other terms and conditions upon which Securities of or within the series may be redeemed in whole or in part, at the option of the Company, if the Company is to have the option;

        (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of or within the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of or within the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

        (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of or within the series shall be issuable and, if other than the denomination of $5,000 and any integral multiple thereof, the denomination or denominations in which any Bearer Securities of or within the series shall be issuable;

        (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

        (10) if other than the principal amount thereof, the portion of the principal amount of Securities of or within the series that shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 or, if applicable, the portion of the principal amount of Securities of or within the series that is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

        (11) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, on the Securities of or within the series shall be payable or in which the Securities of or within the series shall be denominated;

        (12) whether the amount of payments of principal of (and premium or Make-Whole Amount, if any) or interest, if any, on the Securities of or within the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

        (13) whether the principal of (and premium or Make Whole Amount, if any) or interest or Additional Amounts, if any, on the Securities of or within the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the Exchange Rate Agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

        (14) provisions, if any, granting special rights to the Holders of Securities of or within the series upon the occurrence of such events as may be specified;

        (15) (a) any deletions from, modifications of or additions to the Events of Default with respect to Securities of or within the series, whether or not such Events of Default are consistent with the Events of Default set forth herein and (b) any deletions from, modifications of or additions to the covenants of the Company with respect to the Securities of or within the series, whether or not such covenants are consistent with the covenants set forth herein;

        (16) whether Securities of or within the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of or within the series may be exchanged for Registered Securities of or within the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of or within the series are to be issuable initially in temporary global form and whether any Securities of or within the series are to be issuable in permanent global form (with or without coupons) and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of or within the series are to be issuable as a global Security, the identity of the depository for such series;

        (17) the date as of which any Bearer Securities of or within the series and any temporary global Security representing Outstanding Securities of or within the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

        (18) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

        (19) the applicability, if any, of Sections 1402 and/or 1403 to the Securities of or within the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen and, if the Securities of the series are payable in a currency other than Dollars, whether, for purposes of such defeasance or covenant defeasance the term "Government Obligations" shall include obligations referred to in the definition of such term which are not obligations of the United States or an agency or an instrumentality thereof;

        (20) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

        (21) if the Securities of or within the series are to be issued upon the exercise of debt warrants, the time, manner and place for such Securities to be authenticated and delivered;

        (22) whether and under what circumstances the Company will pay Additional Amounts as contemplated by Section 1011 on the Securities of or within the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

        (23) the obligation, if any, of the Company to permit the Securities of such series to be converted into or exchanged for common stock of the Company or other securities or property of the Company and the terms and conditions upon which such conversion or exchange shall be effected (including, without limitation, the initial conversion price or rate, the conversion or exchange period, any adjustment of the applicable conversion or exchange price or rate and any requirements relative to the reservation of such shares for purposes of conversion or exchange);

        (24) if convertible or exchangeable, any applicable limitations on the ownership or transferability of the securities or property into which such Securities are convertible or exchangeable;

        (25) if such Securities are to be issued to a Regions Trust, the form or forms of Trust Agreement and Regions Guarantee relating to the Securities of such series;

        (26) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined); and

        (27) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture except as permitted by
Section 901(5)).

        All Securities of any one series and the coupons appertaining to any Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered or Bearer Securities issued in global form, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

        If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order for authentication and delivery of such Securities.

        The Securities shall be subordinated in right of payment to Senior Debt, as provided in Article Seventeen.

        SECTION 302         DENOMINATIONS.

        The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series other than Bearer Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $5,000.

        SECTION 303         EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

        The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by an officer of the Company and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities and coupons may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

        Securities or coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupon appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 301 a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate to Euroclear or Clearstream, as the case may be, in the form set forth in Exhibit A-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 301, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled.

        If all of the Securities are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 612 and TIA Section 315(a) through 315(d)) shall be fully protected in conclusively relying upon:

        (i) an Opinion of Counsel complying with Section 102 and stating that:

               (a) the form or forms of such Securities and any coupons have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture;

               (b) the terms of such Securities and any coupons have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture; and

               (c) such Securities, together with any coupons appertaining thereto, when completed pursuant to such procedures as may be specified therein, and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and to such other matters as may be specified therein; and

        (ii) an Officers' Certificate complying with Section 102 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been, or will have been upon compliance with such procedures as may be specified therein, complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to such Securities shall have occurred and be continuing.

        Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver a Company Order, an Opinion of Counsel or an Officers' Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificate, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

        The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

        Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

        No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or the Security to which such coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

        SECTION 304         TEMPORARY SECURITIES.

        (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

               Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any non-matured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary

               Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

        (b)    Unless otherwise provided as contemplated in Section 301, this
Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of DTC. If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depository or common depository (the "Common Depository"), for the benefit of Euroclear and Clearstream.

               Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in an aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of or within the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security, if any, held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of such temporary global Security, if any, held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to
Section 301; and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

               Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear or Clearstream, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive

Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or Clearstream. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

               Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear or Clearstream on such Interest Payment Date upon delivery by Euroclear or Clearstream to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section 301), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304(b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear or Clearstream and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company.

        SECTION 305         REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

        The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it or the Security Registrar may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times and to require that a copy of the Security Register in written form be delivered to it from time to time as reasonably requested. Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

        Subject to the provisions of this Section 305, at the option of the Holder, Registered Securities of any series (not in global form) may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any such Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by
Section 301, Bearer Securities may not be issued in exchange for Registered Securities.

        If (but only if) permitted as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on
(i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the holder making the exchange is entitled to receive.

        Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the depository for any permanent global Security is DTC, then, unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies the Company that it is unwilling or unable to continue as depository for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Company shall appoint a successor depository with respect to such global Security or Securities. If (x) a successor depository for such global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depository for such global Security or Securities or (z) the Company, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities (provided, however, the Company may not make such determination during the 40-day restricted period provided by Regulation S under the Securities Act or during any other similar period during which the Securities must be held in global form as may be required by the Securities Act), then the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such an interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depository as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided further that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

        Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 306, 1107 or 1305 not involving any transfer.

        The Company or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on (A) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue or to register the transfer or exchange of any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

        SECTION 306         MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

        If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee or the Company, together with such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

        If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

        Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium or Make-Whole Amount, if any), any interest on and any Additional Amounts with respect to Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

        Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

        SECTION 307         PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

        Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) wire transfer to an account maintained by the payee located inside the United States.

        Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

        Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or Clearstream, as the case may be, with respect to that portion of such permanent global Security held for its account by DTC, Euroclear or Clearstream, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

        In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

        Except as otherwise specified with respect to a series of Securities in accordance with the provisions of section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

        (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

        (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

        Subject to the provisions of Section 1402 and except as otherwise specified with respect to a series of Securities in accordance with the provisions of section 301, in the case of any Security which is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security, the principal of (or premium, if any, on) which shall become due and payable, whether at a Stated Maturity or by declaration of acceleration, call for redemption, or otherwise, prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted or exchanged, interest whose Stated Maturity is after the date of conversion or exchange of such Security shall not be payable.

        SECTION 308         PERSONS DEEMED OWNERS.

        Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium or Make-Whole Amount, if any), and (subject to Sections 305 and 307) interest on and Additional Amounts with respect to, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

        Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

        None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

        Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to such global Security or impair, as between such depository and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such global Security.

        SECTION 309         CANCELLATION.

        All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and coupons and Securities and coupons surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Canceled Securities and coupons held by the Trustee shall be destroyed by the Trustee and, if required in writing by the Company, the Trustee shall deliver a certificate of such destruction to the Company, unless by a Company Order the Company directs their return to it.

        SECTION 310         COMPUTATION OF INTEREST.

        Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

        SECTION 311         DEFERRALS OF INTEREST PAYMENT DATES.

        If specified as contemplated by Section 201 or Section 301 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 301 (each, an "Extension Period") during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt security of the Company that ranks pari passu with or junior in interest to the Securities of such series in all respects (other than, in each case, (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan, in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to any applicable Extension Period or in connection with transactions effected by or for the account of customers of the Company or any Affiliate of the Company or in connection with the distribution, trading or market-making activities by any such Affiliate in respect of any Preferred Securities, (B) as a result of any exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (D) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest as and to the extent as may be specified as contemplated by
Section 301. The Company shall give the Trustee prior written notice of its election to begin any such Extension Period as specified pursuant to Section 301 at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, with respect to any Securities of a series issued to a Regions Trust, so long as any such Securities are held by such Regions Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of such Regions Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Regions Trust is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable.

        The Trustee, at the expense of the Company, shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the Outstanding Securities of such series.

        SECTION 312         RIGHT OF SET-OFF.

        With respect to the Securities of a series issued to a Regions Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment, making a payment under the Regions Guarantee relating to such Security or to a holder of such Security pursuant to
Section 508 hereof.

        SECTION 313         AGREED TAX TREATMENT.

        Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitutes indebtedness of the Company for United States Federal, state and local tax purposes and, with respect to Securities of a series issued to a Regions Trust, to treat Preferred Securities of such Trust (including but not limited to all payments and proceeds with respect to such Preferred Securities) as an undivided beneficial ownership interest in the Securities (and payments and proceeds therefrom, respectively) for United States Federal, state and local tax purposes. The provisions of this Indenture shall be interpreted to further this intention and agreement of the parties.

        SECTION 314         CUSIP NUMBERS.

        The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption or other related material as a convenience to Holders; provided that any such notice or other related material may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other related material and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

        SECTION 315         SHORTENING OF STATED MATURITY

        If specified as contemplated by Section 201 or 301 with respect to the Securities of a particular series, the Company shall have the right to shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such series. In the event that the Company elects to shorten the Stated Maturity of the Securities of such series, it shall give written notice to the Trustee.

                     ARTICLE IV. SATISFACTION AND DISCHARGE

        SECTION 401         SATISFACTION AND DISCHARGE OF INDENTURE.

        This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1011), and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series and any coupons appertaining thereto when

        (1)    either

               (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306,
        (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
        Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all Securities of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                      (i)   have become due and payable, or

                      (ii) will become due and payable at their Stated Maturity within one year, or

                      (iii) if redeemable at the option of the Company, are to
               be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium or Make-Whole Amount, if any) and interest, and any Additional Interest and Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

        (2) The Company has paid or caused to be paid all other sums payable hereunder by the Company; and

        (3) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under
Section 606, the obligations of the Company to any Authenticating Agent under
Section 611 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

        In the event that there are Securities of two or more series outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested in writing to do so with respect to Securities of a particular series as to which it is Trustee and if the other conditions thereto are met.

        SECTION 402         APPLICATION OF TRUST FUNDS.

        Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium or Make-Whole Amount, if any), and any interest and Additional Amounts for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law. Money deposited pursuant to this section not in violation of this Indenture shall not be subject to claims of holders of Senior Debt under Article Seventeen.

                              ARTICLE V. REMEDIES

        SECTION 501         EVENTS OF DEFAULT.

        Subject to any modifications, additions or deletions relating to any series of Securities as contemplated pursuant to Section 301, "Event of Default," wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default whether it shall be occasioned by the provisions of Article Seventeen and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (1) default in the payment of any interest (including any Additional Interest) upon or any Additional Amounts payable in respect of any Security of or within that series or of any coupon appertaining thereto, when such interest (including any Additional Interest), Additional Amounts or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

        (2) default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of that series when it becomes due and payable at its Maturity; or

        (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series; or

        (4) default in the performance, or breach, of any covenant, agreement or warranty of the Company in this Indenture with respect to any Security of that series (other than (i) a covenant, agreement or warranty included in this Indenture solely for the benefit of a series of Securities other than such series or (ii) a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

        (5) default under a bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, having a principal amount outstanding in excess of $50,000,000 (other than indebtedness which is non-recourse to the Company) under the terms of the instrument under which the indebtedness is issued or secured, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there being deposited with an unaffiliated depository, in trust, money in the necessary amount to discharge such indebtedness, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

        (6) the Company or the Principal Subsidiary Bank pursuant to or within the meaning of any Bankruptcy Law:

               (A)    commences a voluntary case; or

               (B) consents to the entry of an order for relief against it in an involuntary case; or

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

               (D) makes a general assignment for the benefit of its creditors; or

               (E) makes an admission in writing of its inability to pay its debts generally as they become due; or

               (F)    takes corporate action in furtherance of any such action;
        or

        (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or the Principal Subsidiary Bank in an involuntary case; or

               (B) appoints a Custodian of the Company or the Principal Subsidiary Bank or for all or substantially all of either of its property; or

               (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days; or

               (D) adjudges the Company bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, and adjustment or composition of or in respect of the Company or the Principal Subsidiary Bank; or

        (8) any other Event of Default provided with respect to Securities of that series.

        As used in this Section 501, the term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state bankruptcy, insolvency, reorganization or other law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

        SECTION 502         ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

        Unless otherwise specified in the Board Resolution or supplemental indenture relating to any series of Securities, if an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of each such affected series (voting as a single class) may declare the principal and premium, if any, (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of, and the Make-Whole Amount, if any, on, all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), provided that, in the case of the Securities of a series issued to a Regions Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the Trust Agreement under which such Regions Trust is created) of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal and premium, if any, or specified portion thereof and the accrued interest (including any Additional Interest) shall become immediately due and payable.

        At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

        (1) the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

        (A) all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of that series and any related coupons;

        (B) the principal of (and premium or Make-Whole Amount, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities;

        (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest (including any Additional Interest) and any Additional Amounts at the rate or rates borne by or provided for in such Securities; and

        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

        (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium or Make-Whole Amount, if any) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 513.

        In the case of Securities of a series issued to a Regions Trust, the holders of a majority in aggregate Liquidation Amount (as defined in the Trust Agreement under which such Regions Trust is created) of the related series of Preferred Securities issued by such Regions Trust shall also have the right to rescind and annul such declaration and its consequences by written notice to the Company and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) of this Section 502.

        No such rescission shall affect any subsequent default or impair any right consequent thereon.

        SECTION 503 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

        The Company covenants that if:

        (1) default is made in the payment of any installment of interest (including any Additional Interest) or Additional Amounts, if any, on any Security of any series and any related coupon when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

        (2) default is made in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of any series at its Maturity, then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium or Make-Whole Amount, if any) and interest (including any Additional Interest) and Additional Amounts, with interest upon any overdue principal (and premium or Make-Whole Amount, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest (including any Additional Interest) or Additional Amounts, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities of such series, wherever situated.

        If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        SECTION 504         TRUSTEE MAY FILE PROOFS OF CLAIM.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium or Make-Whole Amount, if any, or interest, (including any Additional Interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to take any and all actions authorized under the TIA in order to have any claims of the Holders and the Trustee allowed in any such proceeding and:

        (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium or Make-Whole Amount, if any) and interest (including any Additional Interest) and Additional Amounts, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

        (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series and coupons to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding provided, however, that the Trustee may, only on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of the creditors' committee or other similar committee.

        SECTION 505 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS.

        All rights of action and claims under this Indenture or any of the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

        SECTION 506         APPLICATION OF MONEY COLLECTED.

        Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium or Make-Whole Amount, if any) or interest (including any Additional Interest) and any Additional Amounts, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606,

        SECOND: Subject to the subordination provisions of Article Seventeen, to the payment of the amounts then due and unpaid upon the Securities and coupons for principal (and premium or Make-Whole Amount, if any) and interest (including any Additional Interest) and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium or Make-Whole Amount, if any), interest (including any Additional Interest) and Additional Amounts, respectively, and

        THIRD: To the payment of the remainder, if any, to the Company.

        SECTION 507         LIMITATION ON SUITS.

        No Holder of any Security of any series or any related coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

        (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

        (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

        (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

        (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

        (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

        SECTION 508 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM OR MAKE-WHOLE AMOUNT, IF ANY, INTEREST AND ADDITIONAL AMOUNTS; DIRECT ACTION BY HOLDERS OF PREFERRED SECURITIES.

        Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium or Make-Whole Amount, if any) and (subject to Sections 305 and 307) interest on, and any Additional Amounts in respect of, such Security or payment of such coupon on the respective due dates expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date), to convert or exchange such Securities in accordance with Article Sixteen and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to a Regions Trust, any holder of the corresponding series of Preferred Securities issued by such Regions Trust shall have the right, upon the occurrence of an Event of Default described in Section 501(1) or 501(2), to institute a suit directly against the Company for enforcement of payment to such holder of principal of (premium, if any) and (subject to Section 308 and Section 311) interest (including any Additional Interest) on and any Additional Amounts in respect thereof (including any Additional Interest) the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the Trust Agreement under which such Regions Trust is created) of such Preferred Securities of the corresponding series held by such holder.

        SECTION 509         RESTORATION OF RIGHTS AND REMEDIES.

        If the Trustee or any Holder of a Security or coupon or any holder of Preferred Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, to such Holder or such holder of Preferred Securities, then and in every such case the Company, the Trustee, the Holders of Securities and coupons, and such holder of Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee, the Holders and the holders of Preferred Securities shall continue as though no such proceeding had been instituted.

        SECTION 510         RIGHTS AND REMEDIES CUMULATIVE.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 511         DELAY OR OMISSION NOT WAIVER.

        No delay or omission of the Trustee, of any Holder of any Security or coupon or any holder of any Preferred Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Preferred Securities by
Section 508 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, or the holders of Preferred Securities, as the case may be.

        SECTION 512         CONTROL BY HOLDERS OF SECURITIES.

        The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

        (1) such direction shall not be in conflict with any rule of law or with this Indenture,

        (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

        (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein (but the Trustee shall have no obligation as to the determination of such undue prejudice).

        SECTION 513         WAIVER OF PAST DEFAULTS.

        The Holders of not less than a majority in principal amount of the Outstanding Securities of any series and, in the case of any Securities of a series issued to a Regions Trust, the holders of a Majority in Liquidation Amount as defined in any Trust Agreement, Preferred Securities issued by such Regions Trust may on behalf of the Holders of all the Securities or all the Preferred Securities issued by such Regions Trust of such series and any related coupons consent to the waiver of any past default hereunder with respect to such series and its consequences, except a default

        (1) in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest including Additional Interest on or Additional Amounts payable in respect of any Security of such series or any related coupons, or

        (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

        SECTION 514         WAIVER OF STAY, USURY OR EXTENSION LAWS.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 515         UNDERTAKING FOR COSTS.

        All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium or Make-Whole Amount, if any) or interest (including any Additional Interest) on or Additional Amounts payable with respect to any Security on or after the respective Stated Maturities expressed in such Security (or in the case of redemption, on or after the Redemption Date) or to enforce the right to convert or exchange any Security in accordance with Article Sixteen.

                            ARTICLE VI. THE TRUSTEE

        SECTION 601         NOTICE OF DEFAULTS.

        Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest (including any Additional Interest) on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities and coupons of such series; and provided further that in the case of any default or breach of the character specified in Section 501(4) with respect to the Securities and coupons of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

        SECTION 602         CERTAIN DUTIES, RESPONSIBILITIES AND RIGHTS OF
                            TRUSTEE.

        (a) The Trustee's duties and responsibilities under this Indenture shall be governed by the Trust Indenture Act.

        (b)     Subject to the provisions of TIA Section 315(a) through 315(d):

        (1) except during the continuance of an Event of Default, the Trustee shall perform only such duties as are expressly undertaken by it to perform under this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee;

        (2) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (3) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

        (4) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

        (5) the Trustee may consult with counsel and as a condition to the taking, suffering or omission of any action hereunder may demand an Opinion of Counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

        (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

        (9) if the Trustee is acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights, indemnities and protections afforded to the Trustee pursuant to this Article VI shall also be afforded to such Paying Agent or Transfer Agent and Registrar;

        (10) the Trustee shall not be deemed to have knowledge of any Event of Default unless the Trustee shall have received written notice, or a Responsible Officer charged with the administration of this Indenture shall have actual knowledge of such Event of Default; and

        (11) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture. The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

        SECTION 603             NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                                SECURITIES.

        The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

        SECTION 604             MAY HOLD SECURITIES.

        The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Section 613 and TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

        SECTION 605             MONEY HELD IN TRUST.

        Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on, or investment of, any money received by it hereunder except as otherwise agreed in writing with the Company.

        SECTION 606             COMPENSATION AND REIMBURSEMENT.

        The Company agrees:

        (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder, including extraordinary services rendered in connection with or during the continuation of a default hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (2) to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its gross negligence or bad faith; and

        (3) to indemnify each of the Trustee and any predecessor Trustee and each of their respective directors, officers, agents and employees for, and to hold each of them harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its own gross negligence or bad faith.

        As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium or Make-Whole Amount, if any) or interest on particular Securities or any coupons.

        When the Trustee incurs expenses or renders services in connection with an Event of Default described in Section 501(6) and (7), such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

        The provisions of this Section shall survive the termination of this Indenture or the resignation or removal of the Trustee.

        SECTION 607             CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

        There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such Trustee or Person publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Trustee or Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        SECTION 608             RESIGNATION AND REMOVAL; APPOINTMENT OF
                                SUCCESSOR.

        (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

        (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

        (d)     If at any time:

                (1)     the Trustee shall fail to comply with the provisions of
        Section 613 or TIA Section 310(b) after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

                        (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or

                        (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the requirements of Section 609. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

        (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

        SECTION 609             ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

        (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

        (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

        (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

        (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

        SECTION 610             MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
                                TO BUSINESS.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities or coupons shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities or coupons. In case any Securities or coupons shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or coupons, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

        SECTION 611             APPOINTMENT OF AUTHENTICATING AGENT.

        At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be reasonably acceptable to the Company and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

        Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

        An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of or within the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

        If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                                                    , as Trustee
                                     -------------------------------


                                     By:
                                        ----------------------------------------
                                     as Authenticating Agent


                                     By:
                                        ----------------------------------------
                                     Authorized Officer


        SECTION 612             CERTAIN DUTIES AND RESPONSIBILITIES.

        No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

        SECTION 613             CONFLICTING INTERESTS.

        If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, Section 310(b) of the Trust Indenture Act and this Indenture. To the extent permitted by Section 310(b) of the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series. In case an Event of Default shall occur and be continuing, the Trustee shall exercise such of its rights and powers under the applicable Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

        SECTION 614             PREFERENTIAL COLLECTION OF CLAIMS AGAINST
                                COMPANY.

        If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company (or any such other obligor).

         ARTICLE VII. HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

        SECTION 701             DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

        Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar nor any director, officer, agent or employee of any of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities or coupons in accordance with TIA
Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

        SECTION 702             REPORTS BY TRUSTEE.

        Within 60 days after March 15 of each year commencing with the first March 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA
Section 313(c) a brief report dated as of such March 15 if and to the extent required by TIA Section 313(a).

        A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with the Commission and with the Company and, provided the Trustee has received written notification by the Company that any Securities are listed on any stock exchange, with each stock exchange upon which the Trustee has been so notified that such Securities are listed.

        SECTION 703             REPORTS BY COMPANY.

        The Company will:

        (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

        (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

        (3) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) or (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

        SECTION 704             COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES
                                OF HOLDERS.

        The Company will furnish or cause to be furnished to the Trustee:

        (1) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

        (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such lists shall be required to be furnished.

         ARTICLE VIII. CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

        SECTION 801 CONSOLIDATIONS AND MERGERS OF COMPANY AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS.

        The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case, (i) either the Company shall be the continuing entity, or the successor (if other than the Company) entity shall be a Person organized and existing under the laws of the United States or a State thereof and such successor entity shall expressly assume the due and punctual payment of the principal of (and premium or Make-Whole Amount, if any) and any interest (including any Additional Interest and all Additional Amounts, if any, payable pursuant to Section 1011) on all of the Securities, according to their tenor, the conversion or exchange rights shall be provided for in accordance with Article Sixteen, if applicable, or as otherwise specified pursuant to Section 301, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture, complying with Article Nine hereof, satisfactory to the Trustee, executed and delivered to the Trustee by such Person; (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result thereof as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;
(iii) in the case of the Securities of a series issued to a Regions Trust, such consolidation, merger, conveyance, transfer or lease is permitted under the Trust Agreement under which Regions Trust is created and the related Regions Guarantee and does not give rise to any breach or violation of the related Trust Agreement or Regions Guarantee; and (iv) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby.

        SECTION 802             RIGHTS AND DUTIES OF SUCCESSOR CORPORATION.

        In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor entity, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

        In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

        SECTION 803             OFFICERS' CERTIFICATE AND OPINION OF COUNSEL.

        Any consolidation, merger, sale, lease or conveyance permitted under
Section 801 is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                      ARTICLE IX. SUPPLEMENTAL INDENTURES

        SECTION 901             SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
                                HOLDERS.

        Without the consent of any Holders of Securities or coupons, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

        (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

        (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and, if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

        (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

        (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium, Make-Whole Amount or Interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

        (5) to add to, change or eliminate any of the provisions of this Indenture in respect of any series of Securities, provided that any such addition, change or elimination shall (i) neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision, nor (B) modify the rights of the Holder of any such Security with respect to such provision; or (ii) become effective only when there is no Security Outstanding; or

        (6)     to secure the Securities; or

        (7) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for other securities or property of the Company; or

        (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

        (9) to make provision with respect to the conversion or exchange rights of Holders pursuant to the requirements of Article Sixteen, including providing for the conversion or exchange of the securities into any security or property of the Company; or

        (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture or to make any other changes, provided that in each case, such provisions shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect or, in the case of the Securities of a series issued to a Regions Trust and for so long as any of the corresponding series of Preferred Securities issued by such Regions Trust shall remain outstanding, the holders of such Preferred Securities; or

        (11) to close this Indenture with respect to the authentication and delivery of additional series of Securities or to qualify, or maintain qualification of, this Indenture under the TIA; or

        (12) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided in each case that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect.

        SECTION 902             SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

        With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

        (1) change the Stated Maturity of the principal of (or premium or Make-Whole Amount, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest (including any Additional Interest) thereon or any Additional Amounts payable in respect thereof, or any premium or Make-Whole Amount payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1011 (except as contemplated by Section 801(i) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security or Indexed Security or Make-Whole Amount, if any, that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or Make-Whole Amount or any Additional Amounts payable in respect thereof or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be); or

        (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting; or

        (3)     modify any of the provisions of this Section, Section 513 or
Section 1012, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

        (4) make any change that adversely affects the right to convert or exchange any Security as provided in Article Sixteen or pursuant to Section 301 (except as permitted by Section 901(9)) or decrease the conversion or exchange rate or increase the conversion or exchange price of any such Security; provided, further, that, in the case of the Securities of a series issued to a Regions Trust, so long as any of the corresponding series of Preferred Securities issued by such Regions Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and, subject to Section 307, unpaid interest (including any Additional Interest) thereon have been paid in full and (ii) no amendment shall be made to Section 508 of this Indenture that would impair the rights of the holders of Preferred Securities provided therein without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and(subject to Section 307) unpaid interest (including any Additional Interest) thereon have been paid in full.

        A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or Preferred Securities, or which modifies the rights of the Holders of Securities or holders of Preferred Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or holders of Preferred Securities of any other series.

        It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        SECTION 903             EXECUTION OF SUPPLEMENTAL INDENTURES.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution of such supplemental indenture have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        SECTION 904             EFFECT OF SUPPLEMENTAL INDENTURES.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

        SECTION 905             CONFORMITY WITH TRUST INDENTURE ACT.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

        SECTION 906             REFERENCE IN SECURITIES TO SUPPLEMENTAL
                                INDENTURES.

        Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

        SECTION 907             NOTICE OF SUPPLEMENTAL INDENTURES.

        Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

        SECTION 908             SUBORDINATION UNIMPAIRED.

        No provision in any supplemental indenture that adversely affects the superior position of the holders of Senior Debt then outstanding shall be effective against holders of Senior Debt without the consent of such holders.

                              ARTICLE X. COVENANTS

        SECTION 1001 PAYMENT OF PRINCIPAL, PREMIUM OR MAKE-WHOLE AMOUNT, IF ANY, INTEREST AND ADDITIONAL AMOUNTS.

        The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium or Make-Whole Amount, if any) and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 1011 in respect of principal of (or premium or Make-Whole Amount, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to
Section 301, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

        SECTION 1002            MAINTENANCE OF OFFICE OR AGENCY.

        If Securities of a series are issued as Registered Securities, the Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or conversion, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series may be converted or exchanged in accordance with Article Sixteen, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issued as Bearer Securities, the Company will maintain: (A) in the City of Birmingham, Alabama or in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment or conversion, where any Registered Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment or conversion in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section
1011) or conversion; provided, however, that if the Securities of that series are listed on the Luxembourg Stock Exchange, The International Stock Exchange of the United Kingdom or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in Luxembourg, London or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange; and (C) subject to any laws or regulations applicable thereto, in each Place of Payment for that series located outside the United States an office or agency where any Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1011) at the offices specified in the Security, in London, England, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

        Unless otherwise specified with respect to any Securities pursuant to
Section 301, no payment of principal, premium, Make-Whole Amount or interest on or Additional Amounts in respect of Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any Additional Amounts or Make-Whole Amount payable on Securities of such series pursuant to Section 1011) shall be made at the office of the Company's Paying Agent in the City of Birmingham, Alabama or the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest, Additional Amounts or Make-Whole Amount, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

        The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series and related coupons, if any, may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent.

        SECTION 1003            MONEY FOR SECURITIES PAYMENTS TO BE HELD IN
                                TRUST.

        If the Company shall at any time act as its own Paying Agent with respect to any series of any Securities and any related coupons, it will, on or before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, on or before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, Make-Whole Amount or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

        (1) hold all sums held by it for the payment of principal of (and premium or Make-Whole Amount, if any) or interest on Securities or Additional Amounts in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

        (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities) in the making of any such payment of principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts; and

        (3) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

        Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium or Make-Whole Amount, if any) or interest on, or any Additional Amounts in respect of, any Security of any series and remaining unclaimed for two years after such principal (and premium or Make-Whole Amount, if any), interest or Additional Amounts has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal of (and premium or Make-Whole Amount, if any) or interest on, or any Additional Amounts in respect of, any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

        SECTION 1004            RESTRICTIONS DURING EXTENSION PERIOD.

        During any Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt security of the Company that ranks pari passu with or junior in interest in to the Securities of such series in all respects (other than, in each case, (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan, in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to any applicable Extension Period or in connection with transactions effected by or for the account of customers of the Company or any Affiliate of the Company or in connection with the distribution, trading or market-making activities of such Affiliate in respect of any Preferred Securities, (B) as a result of any exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock,
(C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (D) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

        SECTION 1005            EXISTENCE.

        Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders of Securities of any series.

        SECTION 1006            MAINTENANCE OF PROPERTIES.

        The Company will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Subsidiary from selling or otherwise disposing of its properties in the ordinary course of its business.

        SECTION 1007            [RESERVED].

        SECTION 1008            PAYMENT OF TAXES AND OTHER CLAIMS.

        The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

        SECTION 1009            PROVISION OF FINANCIAL INFORMATION.

        Whether or not the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13 or 15(d) (the "Financial Statements") if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject.

        The Company will also in any event (x) within 15 days of each Required Filing Date file with the Trustee copies of annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Company were subject to such Sections, and (y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

        SECTION 1010            STATEMENT AS TO COMPLIANCE.

        The Company will deliver to the Trustee within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this

Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 1010, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

        SECTION 1011            ADDITIONAL AMOUNTS.

        If any Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context except in the case of Section 502(1), the payment of the principal of or any premium, Make-Whole Amount or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

        Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or Make-Whole Amount or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of or within the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Company will pay to the Trustee or such Paying Agent the Additional Amounts, if any, required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series or related coupons until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent and their respective officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including legal fees and expenses) reasonably incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on the Company's not furnishing such an Officers' Certificate.

        SECTION 1012            WAIVER OF CERTAIN COVENANTS.

        Subject to the rights of the holders of Preferred Securities specified in Section 902, the Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1009, inclusive, and with any other term, provision or condition with respect to the Securities of any series specified in accordance with Section 301, if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

        SECTION 1013            ADDITIONAL SUMS.

        In the case of the Securities of a series issued to a Regions Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 201 or Section 301, in the event that (i) a Regions Trust is the Holder of all of the Outstanding Securities of such series and (ii) a Tax Event in respect of such Regions Trust shall have occurred and be continuing, the Company shall pay to such Regions Trust (and its permitted successors or assigns under the Trust Agreement under which such Regions Trust is created) as Holder of the Securities of such series for so long as such Regions Trust (or its permitted successor or assignee) is the registered holder of any Securities of such series, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Trust Agreement)) then due and payable by such Regions Trust on the related Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 311 or the Securities shall not defer the payment of any Additional Sums that may be due and payable.

        SECTION 1014            ADDITIONAL COVENANTS.

        The Company covenants and agrees with each Holder of Securities of each series that it shall not, (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock, or (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan, in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to any applicable Extension Period or in connection with transactions effected by or for the account of customers of the Company or any Affiliate of the Company or in connection with the distribution, trading or market making activities of any Affiliate of the Company in respect of any such Securities,
(b) as a result of any exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock), if at such time (i) there shall have occurred any event of which the Company has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default with respect to the Securities of such series and (B) in respect of which the Company shall not have taken reasonable steps to cure, (ii) if the Securities of such series are held by a Regions Trust, the Company shall be in default with respect to its payment of any obligations under the Regions Guarantee relating to the Preferred Securities issued by such Regions Trust, or (iii) the Company shall have given written notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

        The Company also covenants with each Holder of Securities of a series issued to a Regions Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such Regions Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) as holder of such Common Securities, not to voluntarily terminate, wind-up or liquidate such Trust, other than (a) in connection with a distribution of the Securities of such series to the holders of the related Preferred Securities in liquidation of such Trust, or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement, and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Regions Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

        SECTION 1015            ORIGINAL ISSUE DISCOUNT

        For each year during which any Securities that were issued with original issue discount are Outstanding, the Company shall furnish to each Paying Agent in a timely fashion such information as may be reasonably requested by each Paying Agent in order that each Paying Agent may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includable in income for each $1,000 of principal amount at Stated Maturity of outstanding Securities during such year.

                      ARTICLE XI. REDEMPTION OF SECURITIES

        SECTION 1101            APPLICABILITY OF ARTICLE.

        Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

        SECTION 1102            ELECTION TO REDEEM; NOTICE TO TRUSTEE.

        The election of the Company to redeem any Securities, including coupons, if any, shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities or coupons, if any, of any series, the Company shall, at least 45 days but not more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee, in writing, of such Redemption Date, Redemption Price and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and Opinion of Counsel evidencing compliance with such restriction or condition.

        SECTION 1103            SELECTION BY TRUSTEE OF SECURITIES TO BE
                                REDEEMED.

        If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities, including coupons, if any, of that series or any integral multiple thereof).

        If any Security selected for partial redemption is converted in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Security is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security.

        The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

        SECTION 1104            NOTICE OF REDEMPTION.

        Notice of redemption shall be given in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

        Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

        All notices of redemption shall state:

        (1)     the Redemption Date;

        (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any;

        (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed;

        (4) in case any Security is to be redeemed in part only, that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

        (5) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date;

        (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, or for conversion or exchange;

        (7)     that the redemption is for a sinking fund, if such is the case;

        (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee for such series and any Paying Agent is furnished;

        (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to the redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made;

        (10) the CUSIP number of such Security, if any, provided that neither the Company nor the Trustee shall have any responsibility for any such CUSIP number; and

        (11) if applicable, that a Holder of Securities who desires to convert or exchange Securities to be redeemed must satisfy the requirements for conversion or exchange contained in such Securities, the then existing conversion or exchange price or rate and the date and time when the option to convert or exchange shall expire and the place or places where such Securities may be surrendered for conversion.

        Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

        SECTION 1105            DEPOSIT OF REDEMPTION PRICE.

        On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including Additional Interest) on, all the Securities or portions thereof which are to be redeemed on that date.

        SECTION 1106            SECURITIES PAYABLE ON REDEMPTION DATE.

        Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, including Additional Interest) if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest including Additional Interest) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest (including Additional Interest) on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest (including Additional

Interest); and provided further that except as otherwise provided with respect to Securities convertible or exchangeable into other securities or property of the Company installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

        If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest (and any Additional Amounts) represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, (and premium or Make-Whole Amount, if any) shall, until paid, bear interest (including Additional Interest) from the Redemption Date at the rate borne by the Security.

        SECTION 1107            SECURITIES REDEEMED IN PART.

        Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

        SECTION 1108 RIGHT OF REDEMPTION OF SECURITIES INITIALLY ISSUED TO A REGIONS TRUST.

        In the case of the Securities of a series initially issued to a Regions Trust, if specified as contemplated by Section 301, the Company, at its option, may redeem such Securities in whole but not in part upon the occurrence and during the continuation of a Tax Event, Capital Treatment Event or Investment Company Event of such Securities at any time within 90 days following the occurrence of such Tax Event, Capital Treatment Event or Investment Company Event in respect of such Regions Trust, in each case at a Redemption Price specified as contemplated by Section 301. Except as provided in the foregoing sentence or as may otherwise be specified with respect to any series of Securities in a Board Resolution or supplemental indenture, the Company shall not have the option to redeem any Securities initially issued to a Regions Trust, in whole or in part, prior to the Stated Maturity thereof.

                           ARTICLE XII. SINKING FUNDS

        SECTION 1201            APPLICABILITY OF ARTICLE.

        The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

        The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

        SECTION 1202            SATISFACTION OF SINKING FUND PAYMENTS WITH
                                SECURITIES.

        The Company may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Company; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

        SECTION 1203            REDEMPTION OF SECURITIES FOR SINKING FUND.

        Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not more than 60 nor less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 1106 and 1107.

                ARTICLE XIII. REPAYMENT AT THE OPTION OF HOLDERS

        SECTION 1301            APPLICABILITY OF ARTICLE.

        Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.

        SECTION 1302            REPAYMENT OF SECURITIES.

        Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereon, together with interest, if any, thereof accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portion thereof, as the case may be, to be repaid on such date.

        SECTION 1303            EXERCISE OF OPTION.

        Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (2) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. ("NASD"), or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the third Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such third Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of or within the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

        SECTION 1304 WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE.

        If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such coupons; and provided further that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

        If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1302 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons. If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

        SECTION 1305            SECURITIES REPAID IN PART.

        Upon surrender of any Registered Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                ARTICLE XIV. DEFEASANCE AND COVENANT DEFEASANCE

        SECTION 1401 APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

        If, pursuant to Section 301, provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 1402 or (b) covenant defeasance of the Securities of or within a series under Section 1403 to be applicable to the Securities of any series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by Board Resolution at any time, with respect to such Securities and any coupons appertaining thereto, elect to defease such Outstanding Securities and any coupons appertaining thereto pursuant to Section 1402 (if applicable) or
Section 1403 (if applicable) upon compliance with the conditions set forth below in this Article.

        SECTION 1402            DEFEASANCE AND DISCHARGE.

        Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations and the provisions of Article Seventeen shall cease to be effective with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any coupons appertaining thereto, which shall thereafter be deemed to be

"Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in
Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Securities and any coupons appertaining thereto when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1011, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any coupons appertaining thereto.

        SECTION 1403            COVENANT DEFEASANCE.

        Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 1005 to 1009, inclusive the provisions of Article Seventeen shall cease to be effective, and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1005 to 1009, inclusive, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Article Seventeen or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under
Section 501(4) or 501(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

        SECTION 1404            CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

        The following shall be the conditions to application of Section 1402 or
Section 1403 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

        (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, (1) an amount in such currency, currencies or currency unit in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) if Securities of such series are not subject to early repayment at the option of the Holders, Government Obligations applicable to such Securities and coupons appertaining thereto (determined on the basis of the currency, currencies or currency unit in which such Securities and coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium or Make-Whole Amount, if any) and interest, if any, and Additional Amounts, if any, on such Securities and any coupons appertaining thereto, money in an amount, or
(3) a combination thereof in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium or Make-Whole Amount, if any) and interest, if any, and Additional Amounts, if any, on such Outstanding Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto; provided, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

        (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a breach or default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound (and shall not cause the Trustee to have a conflicting interest pursuant to Section 310(b) of the TIA with respect to any Security of the Company).

        (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(6) and 501(7) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

        (d) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

        (e) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

        (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under
Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under
Section 1402 or Section 1403 (as the case may be) registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

        (g) After the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

        (h) The Company shall have delivered an Opinion of Counsel to the effect that the trust funds deposited pursuant to this Section will not be subject to the rights of any holders of Senior Debt, including those arising under Article Seventeen, except and subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general principals of equity.

        (i) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

        SECTION 1405 DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

        Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of any Outstanding Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

        Money and Government Obligations (including the proceeds thereof) so held in trust shall not be subject to the provisions of Article Seventeen, provided that the applicable conditions of Section 1404 have been satisfied.

        Unless otherwise specified with respect to any Security pursuant to
Section 301, if, after a deposit referred to in Section 1404(a) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the currency or currency unit in which the deposit pursuant to Section 1404(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium or Make-Whole Amount, if any), and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

        The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any coupons appertaining thereto.

        Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

        SECTION 1406            REINSTATEMENT.

        If the Trustee or the Paying Agent is unable to apply any money or the Government Obligations, as the case may be, in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture, such Securities and any coupons appertaining thereto from which the Company has been discharged or released pursuant to Section 1402 or 1403 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money or Government Obligations, as the case may be, held in trust pursuant to Section 1405 with respect to such Securities and any coupons appertaining thereto in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities or coupons to receive such payment from the money or Government Obligations, as the case may be, so held in trust.

                 ARTICLE XV. MEETINGS OF HOLDERS OF SECURITIES

        SECTION 1501            PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

        A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

        SECTION 1502            CALL, NOTICE AND PLACE OF MEETINGS.

        (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the City of Birmingham, Alabama or the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

        (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the City of Birmingham, Alabama or the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

        SECTION 1503            PERSONS ENTITLED TO VOTE AT MEETINGS.

        To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of

Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

        SECTION 1504            QUORUM; ACTION.

        The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum. Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

        Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

        Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

        (i)     there shall be no minimum quorum requirement for such meeting;
and

        (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

        SECTION 1505 DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

        (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

        (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities of or within the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

        (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

        (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

        SECTION 1506            COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

        The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

        SECTION 1507            EVIDENCE OF ACTION TAKEN BY HOLDERS.

        Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 315(a) through 315(d) of the TIA) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

        SECTION 1508            PROOF OF EXECUTION OF INSTRUMENTS.

        Subject to TIA Sections 315(a) through 315(d), the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

               ARTICLE XVI. CONVERSION OR EXCHANGE OF SECURITIES

        SECTION 1601            APPLICABILITY OF ARTICLE.

        The provisions of this Article shall be applicable to the Securities of any series which are convertible or exchangeable for other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company, except as otherwise specified as contemplated by
Section 301 for the Securities of such series.

        SECTION 1602            ELECTION TO EXCHANGE; NOTICE TO TRUSTEE AND
                                HOLDERS.

        The election of the Company to exchange any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. On or prior to the seventh Business Day prior to Maturity of the Securities, the Company shall provide written notice to the Holders of record of the Securities and to the Trustee and will publish a notice in a daily newspaper of national circulation stating whether the Company has made such election.

        SECTION 1603            NO FRACTIONAL SHARES.

        No fractional shares of securities shall be delivered upon exchanges of Securities of any series. If more than one Security shall be surrendered for exchange at one time by the same Holder, the number of full shares which shall be delivered upon exchange shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 1603, any Holder of a Security or Securities would be entitled to a fractional share of a security upon the exchange of such Security or Securities, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed on the basis of an average Closing Price of such security. The "Closing Price" of any security on any date of determination means, (i) if such security is listed or admitted to unlisted trading privileges on a national securities exchange, the last reported sale price regular way on such exchange, (ii) if such security is not at the time so listed, as reported by the NASDAQ National Market, or (iii) if such security is not at the time so listed or reported or admitted to unlisted trading privileges on a national securities exchange, the average of the bid and asked prices of such security in the over-the-counter market, as reported by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information, or if not so available, the market price as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

        SECTION 1604            ADJUSTMENT OF EXCHANGE RATE.

        The exchange rate of Securities of any series that is exchangeable for other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company shall be adjusted for any stock dividends, stock splits, reclassification, combinations or similar transactions or any consolidation, merger or other reorganization event in accordance with the terms of the supplemental indenture or Board Resolution setting forth the terms of the Securities of such series.

        Whenever the exchange rate is adjusted, the Company shall compute the adjusted exchange rate in accordance with terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted exchange rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of exchange of Securities pursuant to Section 1002 and, if different, with the Trustee. The Company shall forthwith cause a notice setting forth the adjusted exchange rate to be mailed, first class postage prepaid, to each Holder of Securities of such series at its address appearing on the Security Register and to any exchange agent other than the Trustee.

        SECTION 1605            PAYMENT OF CERTAIN TAXES UPON EXCHANGE.

        The Company will pay any and all taxes that may be payable in respect of the transfer and delivery of shares of other securities or property (including securities of other issuers, provided that such securities are registered under
Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company on exchange of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of shares of securities in a name other than that of the Holder of the Security or Securities to be exchanged, and no such transfer or delivery shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

        SECTION 1606            SHARES FREE AND CLEAR.

        The Company hereby warrants that upon exchange of Securities of any series, the Holder of a Security shall receive all rights held by the Company in such security for which such Security is at such time exchangeable under this Article Sixteen, free and clear of any and all liens, claims, charges and encumbrances other, to the extent permitted by the terms of the Securities of such series, than any liens, claims, charges and encumbrances which may have been placed on any such security by the prior owner thereof, prior to the time such security was acquired by the Company. Except as provided in Section 1604, the Company will pay all taxes and charges with respect to the delivery of such security delivered in exchange for Securities hereunder.

        SECTION 1607            CANCELLATION OF SECURITY.

        Upon receipt by the Trustee of Securities of any series delivered to it for exchange under this Article Sixteen, the Trustee shall cancel and dispose of the same as provided in Section 309.

        SECTION 1608            DUTIES OF TRUSTEE REGARDING EXCHANGE.

        Neither the Trustee nor any exchange agent shall at any time be under any duty or responsibility to any Holder of Securities of any series that is exchangeable into other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company to determine whether any facts exist which may require any adjustment of the exchange rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any exchange agent shall be accountable with respect to the validity or value (or the kind or amount) of any securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company, or of any Securities and neither the Trustee nor any exchange agent makes any representation with respect thereto. Subject to the provisions of Section 612, neither the Trustee nor any exchange agent shall be responsible for any failure of the Company to issue, transfer or deliver any stock certificates or other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) upon the surrender of any Security for the purpose of exchange or to comply with any of the covenants of the Company contained in this Article Sixteen or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

        SECTION 1609            REPAYMENT OF CERTAIN FUNDS UPON EXCHANGE.

        Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including funds deposited for the sinking fund referred to in Article Twelve hereof) and which shall not be required for such purposes because of the exchange of such Securities as provided in this Article Sixteen shall after such exchange be repaid to the Company by the Trustee upon the Company's written request.

        SECTION 1610            EXERCISE OF CONVERSION PRIVILEGE.

        In order to exercise a conversion or exchange privilege, the Holder of a Security of a series with such a privilege shall surrender such Security to the Company at the office or agency maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company that the Holder elects to convert or exchange such Security or a specified portion thereof. Such notice shall also state, if different from the name or names (with address) in which the Securities are registered, the name or names in which the securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company which shall be issuable on such conversion or exchange shall be issued. Securities surrendered for conversion or exchange shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing; and Securities so surrendered for conversion or exchange during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion or exchange of such Security, subject to the provisions of Section 307 relating to the payment of Defaulted Interest by the Company. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company issuable or deliverable upon the conversion or exchange of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such common stock otherwise issuable upon such conversion or exchange. Such conversion or exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion or exchange by the Company and such Security shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion or exchange on a particular date following such surrender and such Holder shall be entitled to convert or exchange such Security on such date, in which case such conversion or exchange shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company shall be issuable or deliverable upon such conversion or exchange shall be deemed to have become the Holder or Holders of record of the shares represented thereby. Except as set forth above and subject to the final paragraph of Section 307, no payment or adjustment shall be made upon any conversion or exchange on account of any interest accrued on the Securities surrendered for conversion or exchange or on account of any interest or dividends on the securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company issued or delivered upon such conversion or exchange.

        In the case of any Security which is converted or exchanged in part only, upon such conversion or exchange the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted or unexchanged portion of such Security.

        SECTION 1611            EFFECT OF CONSOLIDATION OR MERGER ON CONVERSION
                                PRIVILEGE.

        In case of any consolidation of the Company with, or merger of the Company into or with any other Person, or in case of any sale of all or substantially all of the assets of the Company, the Company or the Person formed by such consolidation or the Person into which the Company shall have been merged or the Person which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding of any series that is convertible into common stock of the Company shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash) receivable upon such consolidation, merger or sale by a holder of the number of shares of common stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger or sale, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers or sales. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation or sale, holders of outstanding shares of common stock of the Company do not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of common stock of the Company into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger or sale, all as more fully provided in the first sentence of this Section 1611. Anything in this Section 1611 to the contrary notwithstanding, the provisions of this Section 1611 shall not apply to a merger or consolidation of another corporation with or into the Company pursuant to which both of the following conditions are applicable: (i) the Company is the surviving corporation and (ii) the outstanding shares of common stock of the Company are not changed or converted into any other securities or property (including cash) or changed in number or character or reclassified pursuant to the terms of such merger or consolidation.

        As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger or sale, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

                          ARTICLE XVII. SUBORDINATION

        SECTION 1701            AGREEMENT TO SUBORDINATE.

        Except as otherwise provided in a supplemental indenture or pursuant to
Section 301, the Company agrees, and each Holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt and that the subordination is for the benefit of the holders of Senior Debt.

        Notwithstanding the foregoing, if a deposit referred to in Section 1404(a) is made pursuant to Section 1402 or Section 1403 with respect to any Securities (and provided all other conditions set out in Section 1402 or 1403, as applicable, shall have been satisfied with respect to such Securities), then, when the 90th day after such deposit has ended, no money or Government Obligations so deposited, and no proceeds thereon, will be subject to any rights of holders of Senior Debt, including any such rights arising under this Article Seventeen.

        SECTION 1702            LIQUIDATION; DISSOLUTION; BANKRUPTCY.

        In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company:

        (1) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal thereof, premium, if any, Additional Amounts, if any, and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Holders shall be entitled to receive any payment of principal of or interest on Securities;

        (2) until the Senior Debt is paid in full in cash, any distribution to which Holders or the Trustee would be entitled but for this Article shall be made to holders of Senior Debt as their interests may appear for the application to the payment thereof, except that Holders may receive securities that are subordinated to Senior Debt to at least the same extent as the Securities; and

        (3) the Trustee is entitled to conclusively rely upon an order or decree of a court of competent jurisdiction or a certificate of a bankruptcy trustee or other similar official for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt and other Company debt, the amount thereof or payable thereon and all other pertinent facts relating to the Trustee's obligations under this Article Seventeen.

        In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Debt is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Responsible Officer of the Trustee in writing or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Security receives for purposes of this Section.

        SECTION 1703            DEFAULT ON SENIOR DEBT.

        The Company may not pay principal, premium, interest or Additional Amounts on the Securities and may not acquire any Securities for cash or property other than capital stock of the Company if:

        (1) (a) in the event and during the continuation of any default in the payment of principal, premium, if any, or interest on any Senior Debt beyond any applicable grace period with respect thereto or (b) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt (or a trustee on their behalf) to accelerate its maturity, or

        (2) the default is the subject of judicial proceedings or the Company receives a notice of the default from a person who may give it pursuant to Section 1711. If the Company receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Debt shall not be effective for purposes of this Section.

        The Company may resume payments on the Securities and may acquire them when:

        (a)     the default is cured or waived, or

        (b) 120 days pass after the notice is given if the default is not the subject of judicial proceedings.

        (c) if this Article otherwise permits the payment or acquisition at that time.

        SECTION 1704            ACCELERATION OF SECURITIES.

        In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt or provision shall be made for such payment in cash, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of, premium, if any, Additional Amounts, if any or interest on the Securities or on account of the purchase or other acquisition of Securities; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Twelve by delivering and crediting pursuant to Section 1202 Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration; provided, further, money deposited pursuant to
Section 402 not in violation of this Indenture shall not be subject to the claims of holders of Senior Debt.

        In the event that, notwithstanding the forgoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Responsible Officer of the Trustee in writing or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

        SECTION 1705            WHEN DISTRIBUTION MUST BE PAID OVER.

        If payment or distribution on account of the Securities of any character or security, whether in cash, securities or other property, is received by Holder, including any applicable Trustee, in contravention of any of the terms of this Article and before all Senior Debt has been paid in full, such payment or distribution or security will be received in trust for the benefit of, and must be paid over or delivered and transferred to, holders of Senior Debt at the time outstanding in accordance with the priorities then existing among those holders of Senior for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full.

        SECTION 1706            NOTICE BY COMPANY.

        The Company shall promptly notify the Trustee, in writing, and any Paying Agent of any facts known to the Company that would cause a payment on the Securities to violate this Article.

        SECTION 1707            SUBROGATION.

        After all Senior Debt is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Debt to receive payments or distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Debt. A payment or distribution made under this Article to holders of Senior Debt which otherwise would have been made to Holders is not, as among the Company, its creditors other than the holders of Senior Debt and Holders, a payment or distribution by the Company on account of the Senior Debt.

        SECTION 1708            RELATIVE RIGHTS.

        This Article is intended solely to define the relative rights of Holders on the one hand and the holders of Senior Debt on the other hand. Nothing in this Indenture or in the Securities shall:

        (1) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, Additional Amounts, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms;

        (2) affect the relative rights of Holders and creditors of the Company other than holders of Senior Debt; or

        (3) prevent the Trustee or any Holder (or to the extent expressly provided herein, the holder of any Preferred Security) from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Debt to receive payments or distributions otherwise payable to Holders or the Trustee.

        If the Company fails because of this Article to pay principal, premium, if any, Additional Amounts, if any, or interest on a Security on the due date, such failure shall constitute a default hereunder.

        SECTION 1709            SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

        No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

        SECTION 1710            DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

        Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

        SECTION 1711            RIGHTS OF TRUSTEE AND PAYING AGENT.

        The Trustee or any Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Debt that has no Representative may give the written notice.

        The Trustee has no fiduciary duty to the holders of Senior Debt other than as created under this Indenture. The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee.

        The Company's obligation to pay, and the Company's payment of, the amounts required by Section 606 are excluded from the operation of this Article Seventeen.

        SECTION 1712            PAYMENT PERMITTED IN CERTAIN SITUATIONS.

        Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1702 or under the conditions described in Section 1703 or 1704, from making payments at any time of or on account of the principal of, premium, if any, Additional Amounts, if any or interest on the Securities or on account of the purchase or other acquisition of the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, premium, if any, Additional Amounts, if any, or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge (in accordance with Section 1706) that such payment would have been prohibited by the provisions of this Article.

        SECTION 1713            TRUSTEE TO EFFECTUATE SUBORDINATION.

        Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

        SECTION 1714 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

        Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

        SECTION 1715            ARTICLE APPLICABLE TO PAYING AGENTS.

        In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

        This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                            [SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.


                                REGIONS FINANCIAL CORPORATION

                                By: /s/ Samuel E. Upchurch, Jr.
                                    ---------------------------
                                Name:  Samuel E. Upchurch, Jr.
                                Title: Executive Vice President, General Counsel
                                       and Corporate Secretary


                                DEUTSCHE BANK TRUST
                                     COMPANY AMERICAS, as Trustee

                                By: /s/ Tracy Salzmann
                                    ------------------
                                Name: Tracy Salzmann
                                Title: Assistant Vice President

                                   EXHIBIT A-1

               FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
                TO RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE
                                   CERTIFICATE

[Insert title or sufficient description of Securities to be delivered]

         This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic companies, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Regions Financial Corporation or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certificate excepts and does not relate to [U.S. $]_________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a permanent global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

         We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: _________________, 200_

         [To be dated no earlier than the 15th day prior to (i) the Exchange Date or (ii) the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]



                                       [Name of Person Making Certification]
                                       (Authorized Signatory)



                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT A-2

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                 AND CLEARSTREAM IN CONNECTION WITH THE EXCHANGE
                OF A PORTION OF A TEMPORARY GLOBAL SECURITY OR TO
               OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE
                                   CERTIFICATE

[Insert title or sufficient description of Securities to be delivered]

         This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S. $] ___________________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic companies, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Regions Financial Corporation or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: ____________ 200_

[To be dated no earlier than the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

                                       [Euroclear Bank S.A.], as Operator of the
                                       Euroclear System
                                       [Clearstream Banking, societe anonyme,]



                                       By:
                                          --------------------------------------

                                    EXHIBIT B

                                     FORM OF
                       EXCHANGE RATE OFFICER'S CERTIFICATE

         The undersigned, ______________________________, an officer of Regions Financial Corporation, a Delaware corporation (the "Company"), in accordance with the terms of the Indenture, dated as of _________________, 20__, between the Company and Deutsche Bank Trust Company Americas, as Trustee (the "Indenture"), and pursuant to authority delegated by the Board of Directors of the Company to the undersigned in resolutions duly adopted by such Board at a meeting duly called and held on __________, _______ (the "Resolutions"), does hereby certify that:

         1. The [exchange rate] [applicable bid quotation] in respect of the payment to be made on [insert date] by the Company with respect to its [insert title of security] is ____________________.

         2. The amount payable on [insert date] in respect of the Company's [insert title of security] is ______________ per [$1,000] principal amount of such security.

         IN WITNESS WHEREOF, I have hereunto signed by name.



Dated:                                 Name:
      ----------------------                ------------------------------------
                                       Title:
                                             -----------------------------------


                                      B-1